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                             STOCK OPTION AGREEMENT



THIS AGREEMENT is made as of _______________________________________



BETWEEN:

          AIR PACKAGING TECHNOLOGIES, INC., of
          25620 Rye Canyon Road, Valencia, California
          91355 USA

          (the "Company")


                                                       OF THE FIRST PART


AND:

          ______________________________________


          ______________________________________


          ______________________________________

          (the "Optionee")

                                                       OF THE SECOND PART


WHEREAS:

A. The Optionee is an employee of the Company or its wholly-owned subsidiary, as the case may be;

B. The Company wishes to grant the Optionee an option to purchase common shares in the capital of the Company;


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 given by the Optionee to the Company (the receipt of which is hereby acknowledged by the Company) the parties hereto agree as follows:
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1.        The Company hereby grants the Optionee as an incentive and not in lieu of salary or any other compensation for services, an option to purchase a total of ______ common shares in its capital (the "Option") at a price of _______ per share exercisable on or before ______________ (the "Expiry Date").

2.        In order to exercise the Option, the Optionee shall, before 5:00 p.m.
on the Expiry Date, give notice to the Company of the Optionee's intention to exercise the Option in whole or in part, such notice to be accompanied by cash, bank draft, money order or certified cheque, payable to the Company, in the appropriate amount.

3.        If the Optionee:

     (a) dies prior to the expiration of the Option, the Optionee's legal representatives may, within one year from the Optionee's death and prior to the expiry of the Option, exercise that portion of the Option which remains outstanding after which time the Option shall terminate; or

     (b) ceases to act as an employee of the Company or its wholly-owned subsidiary for any reason other than the Optionee's death, the Option shall terminate 30 days after the date of such cessation.

4. If the issued and outstanding common shares in the capital of the Company are at any time changed by subdivision, consolidation, re-division, reduction in capital, reclassification or recapitalization (such changes are herein called collectively "Capital Alterations"), not including any issuance of additional shares for consideration, the Option shall be adjusted as follows:

     (a) the number and class of shares in respect of which the Option is granted shall be adjusted in such a manner as to parallel the change created by the Capital Alterations in the class and total number of the issued and outstanding common shares; and

     (b) the exercise price of each share in respect of which the Option shall operate shall be increased or decreased proportionately, as the case may require, so that upon exercising the Option the same proportionate shareholdings at the same aggregate purchase price shall be acquired after such Capital Alterations as would have been acquired before the Capital Alterations.

5. The Option granted is personal to the Optionee and may not be assigned or transferred in whole or in part.

6. This Agreement constitutes and expresses the whole agreement of the parties with reference to the subject matter herein, all promises, representations and understandings relative thereto being merged herein. Notwithstanding the foregoing, it is acknowledged and agreed that the Option herein is in addition to, and not in substitution for, the Optionee's previously granted and yet unexercised stock options.
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7.        Any amendment to this Agreement shall be subject to the approval of the shareholders of the Company if the Optionee was an insider of the Company, as that term is used in the Securities Act (British Columbia), at the time of granting the Option or is an insider of the Company at the time of the amendment.

8. This Agreement shall be construed and enforced in accordance with the laws of British Columbia and the parties hereby irrevocably attorn to the exclusive jurisdiction of the Courts of British Columbia.

9. This Agreement shall be subject to the approval of all securities regulatory authorities having jurisdiction.

10. If the Optionee is an insider of the Company, as that term is defined in the Securities Act (British Columbia), the Optionee shall not exercise the Option prior to the approval of the Option by the shareholders of the Company. For the purposes of this paragraph, approval of the shareholders may be granted in advance of the Option, by way of blanket or omnibus resolution authorizing the Company's Board of Directors to grant options or alternatively by approving a stock option plan adopted by the Company. In the event the Company has adopted a stock option plan, then notwithstanding anything to the contrary contained herein, the Option and the Agreement shall be governed under the terms of such stock option plan, and in the event of any inconsistencies between this Agreement and the stock option plan, the terms of the stock option plan shall prevail. If the shareholders do not approve the Option and this Agreement, then the Option and this Agreement shall be void ab initio.
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11.       THE OPTIONEE HEREBY CONFIRMS THAT THE OPTIONEE HAS RECEIVED
INDEPENDENT LEGAL ADVICE REGARDING THE APPLICATION OF THE SECURITIES LAWS OF THE UNITED STATES TO THE PURCHASE AND SALE OF SHARES OF THE COMPANY CONTEMPLATED BY THIS AGREEMENT.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


THE COMMON SEAL OF AIR                      )
PACKAGING TECHNOLOGIES, INC.                )
was hereunto affixed in the presence of:    )
                                            )
                                            )                     c/s
_______________________________________     )
Director                                    )
                                            )
                                            )
SIGNED, SEALED AND DELIVERED                )
                                            )
by _____________________ in the presence    )
of:                                         )
                                            )
                                            )
_______________________________________     )
Signature                                   )
                                            )
                                            )
_______________________________________     )  ________________________________
Name                                        )
                                            )
                                            )
_______________________________________     )
Address                                     )
                                            )
                                            )
_______________________________________     )
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**  APPENDIX 1 TO STOCK OPTION AGREEMENT DATED                            **


12. The option hereby granted, and the underlying shares of Common which will be issued upon exercise, are each restricted securities issued in respective private placement transactions exempt from registration under the united States Securities Act of 1933, and such securities in each case may not be resold without registration under the Securities Act or the availability of an exemption from registration in connection with resale. The share certificates evidencing the shares upon option exercise will bear the following legend:

     The securities evidenced hereby have not been registered under the Securities Act of 1933 or any state securities laws; such securities may not be transferred, sold, pledged or otherwise disposed of unless such securities are registered under the Securities Act of 1933 and such state laws or such transactions are exempt from the registration requirements therefor.

If you have questions about this option or the underlying stock upon issuance, under Federal Securities Laws, you may wish to consult with your own attorney or you may wish to contact our U.S. Corporate Counsel, Donald G. Davis, of The Law Offices of Davis & Associates, Inc., P.O. Box 12009, Marina Del Rey, California 90295; telephone (310) 823-8300.


Please sign below acknowledging you have read the above paragraphs.